UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2013

MOUNT KNOWL EDGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52664	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Ave. S #56101 New York, NY	10003-1502
(Address of principal executive offices)	(Zip Code)

(917) 289-0944
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On August 21, 2013, the Board of Directors of Mount Knowledge Holdings, Inc. (the “Company”) approved the dismissal of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent auditor, effective immediately.

MaloneBailey’s report on our financial statements as of and for the fiscal year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  However, the report of MaloneBailey stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2011 through MaloneBailey’s dismissal on August 21, 2013, there were (1) no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished MaloneBailey with a copy of this disclosure on August 21, 2013, providing MaloneBailey with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  A copy of MaloneBailey letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

On August 21, 2013, the Board of Directors of the Company appointed Anton and Chia, LLP (“A&C”) as our independent auditor.

During the years ended December 31, 2011 and through the date hereof, neither the Company nor anyone acting on its behalf consulted A&C with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that A&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter from MaloneBailey, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT KNOWLEDGE HOLDINGS, INC.

Date: August 26, 2013	By:	/s/ James D. Beatty
James D. Beatty
President, Treasurer, Chief Executive Officer and Chief Financial Officer

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